Exhibit 99.1

Execution Version

CONSENT AND AMENDMENT AGREEMENT

THIS CONSENT AND AMENDMENT AGREEMENT, dated as of February 2, 2023 (as amended, supplemented or restated from time to time, this “Agreement”), by and among Diversified Healthcare Trust, a Maryland real estate investment trust (“DHC”), DHC Holdings LLC, a Maryland limited liability company, ABP Trust, a Maryland statutory trust, ABP Acquisition LLC, a Maryland limited liability company and a wholly owned subsidiary of ABP Trust (“Parent”), ABP Acquisition 2 LLC, a Maryland limited liability company and a wholly owned subsidiary of Parent (“Purchaser”), Adam D. Portnoy and, for purposes of ARTICLE V only, and otherwise acknowledged by, AlerisLife Inc., a Maryland corporation (“ALR”).

WITNESSETH

WHEREAS, the DHC Board has been advised by the Requesting Parties that the Requesting Parties have requested that the ALR Board, among other things, grant the Ownership Limit Exceptions to the Requesting Parties and the Collateral Persons, in order for Parent and Purchaser to enter into an Agreement and Plan of Merger with ALR (the “Merger Agreement”), with respect to the Proposed Acquisition;

WHEREAS, ALR manages senior living communities for DHC; DHC owns 2,515,633 ALR Common Shares and DHC Holdings LLC owns 8,176,025 ALR Common Shares (in aggregate, the “DHC ALR Shares”), representing approximately thirty-one and nine tenths of one percent (31.9%) of the issued and outstanding ALR Common Shares;

WHEREAS, ALR’s Charter requires that DHC consent to the grant by the ALR Board of the Ownership Limit Exceptions;

WHEREAS, under the DHC/ALR Agreements, the Proposed Acquisition would constitute a default or event of default if not otherwise consented to or waived by DHC or its applicable subsidiary;

WHEREAS, it is a condition to the consummation of the Proposed Acquisition that DHC consent to the grant by the ALR Board of the Ownership Limit Exceptions and waive any default or event of default under any DHC/ALR Agreement arising or resulting from the Proposed Acquisition or the granting of the Ownership Limit Exceptions; and

WHEREAS, the Requesting Parties have further requested that the DHC Parties agree to (1) tender all of the DHC ALR Shares into the tender offer to be commenced by Purchaser pursuant to the Merger Agreement at the Tender Offer Price and subject to the terms of this Agreement, and (2) amend the DHC/ALR Agreements to eliminate any change of control default or event of default provisions;

NOW, THEREFORE, in consideration of the aforesaid and the mutual promises hereinafter made and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Article I
DEFINITIONS

SECTION 1.1         Definitions. As used in this Agreement, the following terms shall have the following meanings:

“1934 Act” means the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

“Affiliate” of a Person means and includes another Person that directly, or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such Person.

“Agreement” is defined in the preamble to this Agreement.

“ALR” is defined in the preamble to this Agreement.

“ALR Board” means the Board of Directors of ALR.

“ALR Common Shares” means shares of common stock, par value $.01 per share, of ALR.

“ALR’s Charter” means the Articles of Amendment and Restatement of ALR, as amended and supplemented.

“Beneficially Own” (or any correlative form thereof) has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the 1934 Act, except that a Person shall be deemed to have “Beneficial Ownership” of all the securities that such Person has a right to acquire, whether such right is exercisable immediately or only after the passage of time.

“Business Day” means a day, other than Saturday, Sunday or other day on which banks located in Boston, Massachusetts or Baltimore, Maryland are authorized or required by Law to close.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Collateral Person” means RMR, each Family Member of a Requesting Party and each other Person (other than the DHC Parties and the Requesting Parties, and, upon the death of Mr. Portnoy, his estate and spouse) who Constructively Owns (as defined in ALR’s Charter) ALR Common Shares on account of attribution under the Code from one or more of the Requesting Parties (or with respect to Mr. Portnoy, his estate or spouse), the DHC Parties or RMR.

“Constructively Own” (or any correlative form thereof) has the meaning set forth in DHC’s Charter.

“Control” (or any correlative form thereof) in respect of an Entity means (i) Beneficial Ownership of securities representing twenty percent (20%) or more of the voting power entitled to vote for the election of the board of directors, board of trustees, board of managers or other governing body of such Entity or, in the case of an Entity that is a partnership, limited partnership or limited liability company, of the general partner, managing member or manager of such Entity or (ii) if the Entity is a charitable Entity, having the sole or shared power to vote or direct the voting or to dispose or direct the disposition of securities owned by such Entity. For the avoidance of doubt, a partner of a general partnership shall be deemed to Control the partnership, a general partner of a limited partnership shall be deemed to Control the limited partnership and a managing member of a limited liability company shall be deemed to Control the limited liability company. A managing director or trustee of a board of directors or trustees shall not be deemed to control the applicable board or Entity unless a majority of the board is comprised of managing directors or trustees.

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“Controlled Affiliate” of a Person shall mean any Affiliate of such Person that directly, or indirectly through one or more intermediaries, is Controlled by, or is under common Control with, such Person.

“DHC” is defined in the preamble to this Agreement.

“DHC ALR Shares” is defined in the recitals of this Agreement.

“DHC Board” means the Board of Trustees of DHC.

“DHC Parties” means DHC and DHC Holdings LLC.

“DHC/ALR Agreements” means, together, the Management Agreement and the Guaranty.

“DHC’s Charter” means the Articles of Amendment and Restatement of DHC, as amended and supplemented.

“Entity” means any general partnership, limited partnership, corporation, limited liability company, joint venture, real estate investment trust, business trust or other trust, cooperative, unincorporated association or other form of organization, whether or not a legal entity.

“Family Member” means, as to any Requesting Party who is an individual, such Requesting Party’s spouse, child, stepchild, grandchild, son-in-law, or daughter-in-law, but excluding any of such Persons who is a Requesting Party.

“Guaranty” means that certain Amended and Restated Guaranty Agreement, dated as of June 9, 2021, by ALR for the benefit of certain subsidiaries of DHC.

“Governmental Entity” means (a) the United States of America, (b) any other sovereign nation, (c) any state, province, district, territory or other political subdivision of (a) or (b) of this definition, including any county, municipal or other local subdivision of the foregoing, or (d) any entity exercising executive, legislative, judicial, regulatory or administrative functions of government on behalf of (a), (b) or (c) of this definition.

“Law” means any law, statute, ordinance, rule, regulation, directive, code or order enacted, issued, promulgated, enforced or entered by any Governmental Entity.

“Management Agreement” means that certain Amended and Restated Master Management Agreement, dated as of June 9, 2021, among DHC and certain of its subsidiaries and ALR and certain of its subsidiaries.

“Merger Agreement” is defined in the recitals of this Agreement.

“Ownership Limit” has the meaning set forth in ALR’s Charter.

“Ownership Limit Exceptions” means the exceptions to the Ownership Limit granted by the ALR Board to the Requesting Parties in connection with its approval of the execution, delivery and performance by ALR of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Proposed Acquisition.

“Parent” is defined in the preamble to this Agreement.

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“Parties” means DHC, DHC Holdings LLC, the Requesting Parties and, for purposes of ARTICLE V only, ALR.

“Person” means and includes any natural person (whether acting on his or her own behalf or in a representative or fiduciary capacity) or Entity.

“Proposed Acquisition” means Purchaser’s and Parent’s acquisition of ALR pursuant to the Merger Agreement.

“Purchaser” is defined in the preamble to this Agreement.

“Requesting Parties” means ABP Trust, Parent, Purchaser and Adam Portnoy.

“RMR” means The RMR Group LLC, a Maryland limited liability company.

“Tender Offer Price” means $1.31 per ALR Common Share.

SECTION 1.2        Construction.

(a)              Unless the context otherwise requires, as used in this Agreement: (i) “or” is not exclusive; (ii) “including” and its variants mean “including, without limitation” and its variants; (iii) words defined in the singular have the parallel meaning in the plural and vice versa; (iv) references to “written,” “in writing” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (v) words of one gender shall be construed to apply to each gender; (vi) all pronouns and any variations thereof refer to the masculine, feminine or neuter as the context may require; (vii) “Articles” and “Sections,” refer to Articles and Sections of this Agreement unless otherwise specified; (viii) “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (ix) “dollars” and “$” mean United States Dollars; and (x) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if.”

(b)             Descriptive headings herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision of this Agreement.

Article II
DHC CONSENTS AND WAIVERS

Section 2.1         DHC Consents. Subject to the terms and conditions of this Agreement, DHC, on its behalf and on behalf of its applicable subsidiaries, and for the express benefit of the Requesting Parties, the Collateral Persons and ALR and its applicable subsidiaries:

(a)              consents to the grant by the ALR Board of the Ownership Limitation Exceptions; and

(b)             waives any default or event of default under any DHC/ALR Agreement arising or resulting from the execution of the Merger Agreement or the consummation of the transactions contemplated thereby, including the Proposed Acquisition, or the grant of the Ownership Limitation Exceptions.

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Nothing in this Section 2.1 constitutes a waiver of, or the grant of any exception to, any of the transfer or ownership restrictions set forth in Article VII of DHC’s Charter by any Requesting Party or Collateral Person.

Article III
TENDER OF DHC ALR SHARES

Section 3.1         Tender of DHC ALR Shares. The DHC Parties hereby covenant and agree to tender or cause to be tendered the DHC ALR Shares into the tender offer to be commenced by Purchaser in accordance with the Merger Agreement within ten (10) Business Days following the commencement of such tender offer. The DHC Parties shall not withdraw or cause the DHC ALR Shares to be withdrawn from such tender offer unless and until the Merger Agreement is validly terminated in accordance with its terms.

Section 3.2         Opportunity to Invest. The Requesting Parties hereby agree that, subject to consummation of Proposed Acquisition, at any time prior to December 31, 2023, DHC shall have the right to acquire, or designate one or more of its controlled affiliates to acquire, in a single private transaction, a number of shares of common stock of the Surviving Corporation (as defined in the Merger Agreement) constituting a percentage of the then issued and outstanding shares of common stock of the Surviving Corporation up to the percentage that the DHC ALR Shares constituted of the fully-diluted ALR Common Shares as of immediately prior to the Offer Acceptance Time (as defined in the Merger Agreement) based on the Tender Offer Price and otherwise pursuant to a stockholders agreement to be entered into at the time of such repurchase on such terms as are negotiated and mutually agreed by the parties thereto. For the avoidance of doubt, such right may be exercised in whole or in part, but only once.

Article IV
CONDITIONS TO CONSENTS

The effectiveness of Article II and the consents granted thereunder are subject to the satisfaction of the following terms and conditions:

Section 4.1         Merger Agreement. The Merger Agreement shall have been executed and delivered by ALR and each of the parties thereto.

Section 4.2         Execution of Agreement. The Requesting Parties shall have executed and delivered this Agreement.

Section 4.3         Representations and Warranties. The representations and warranties of the Requesting Parties set forth in this Agreement shall be true and correct as of the date of this Agreement in all material respects.

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Article V
AMENDMENTS

Section 5.1       Amendments to DHC/ALR Agreements. The Parties hereby agree that, on and as of the Closing Date (as defined in the Merger Agreement), the DHC/ALR Agreements will be amended to eliminate any change of control default or event of default provisions, as set forth below:

(a)             The Management Agreement will be amended: (i) to delete Section 1.13 thereof in its entirety; (ii) to revise Section 12.05 thereof to delete clause (a); and (iii) to delete Section 15.01(d) thereof in its entirety.

(b)             The Guaranty will be amended to delete Section 3(j) in its entirety.

Section 5.2         Amendments to ALR Organizational Documents. The Parties hereby agree that, from and after the Closing Date, the organizational documents of ALR or the Surviving Corporation may be amended and restated from time to time in the sole discretion of Parent, subject to the terms and conditions of the Merger Agreement and of any stockholders agreement entered into as contemplated by Section 3.2.

Article VI
REPRESENTATIONS AND WARRANTIES

Section 6.1        Representations and Warranties of the DHC Parties. The DHC Parties hereby jointly and severally represent and warrant to the Requesting Parties as follows:

(a)             Each DHC Party has full legal right, power and authority to enter into, deliver and perform this Agreement. The execution, delivery and performance of this Agreement by DHC have been duly and validly authorized by the DHC Board and the Independent Trustees of DHC, acting separately, and the execution, delivery and performance of this Agreement by DHC Holdings LLC have been duly and validly authorized by its board of directors, and no other corporate proceedings on the part of any DHC Party are necessary to authorize this Agreement or the performance of this Agreement by such DHC Party. This Agreement has been duly and validly executed and delivered by each DHC Party and constitutes a valid, legal and binding agreement of such DHC Party, enforceable against such party in accordance with its terms.

(b)             No material consent, approval, authorization, license, clearance, filing or registration of or with any third Person, excluding any Governmental Entity, is required in order to permit any DHC Party to execute, deliver or perform this Agreement, except for those that have been obtained, made, or waived.

Section 6.2        Representations and Warranties of the Requesting Parties. The Requesting Parties hereby jointly and severally represent and warrant to DHC as follows:

(a)             Each Requesting Party that is not an individual is a trust or limited liability company, duly formed or organized, validly existing and in good standing under the laws of its jurisdiction of formation or organization, as applicable.

(b)             Each Requesting Party that is not an individual has all trust, or limited liability company, as applicable, power and authority, and each Requesting Party who is an individual has the capacity, to enter into, deliver and perform this Agreement. The execution, delivery and performance of this Agreement by each Requesting Party that is not an individual have been duly and validly authorized by its board of directors, trustees, manager or other governing body, as applicable, and no other trust, or limited liability company, as applicable, proceedings on the part of such Requesting Party is necessary to authorize this Agreement or the performance of this Agreement by such Requesting Party. This Agreement has been duly and validly executed and delivered by each Requesting Party and constitutes a valid, legal and binding agreement of such Requesting Party, enforceable against such party in accordance with its terms.

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(c)              No consent, approval, authorization, license, clearance, filing or registration of or with any Governmental Entity or third Person is required in order to permit any Requesting Party to execute, deliver or perform this Agreement except for those that have been obtained or made, or waived, or, in the case of the consummation of the Proposed Acquisition, will be obtained prior to such consummation.

(d)             The Requesting Parties do not actually own or Constructively Own five percent (5%) or more of any class of shares of beneficial interest of DHC. To the knowledge of the Requesting Parties, RMR does not actually own more than one percent (1%) of any class of shares of capital stock of ALR. To the knowledge of the Requesting Parties, no Person to whom ALR Common Shares are attributed from a Requesting Party under the Code (other than another Requesting Party or RMR or DHC) actually owns any shares of capital stock of ALR, except that a Family Member of a Requesting Party may Constructively Own (as defined in ALR’s Charter) ALR Common Shares of up to two-tenths of one percent (0.2%) by virtue of Constructive Ownership (as defined in ALR’s Charter) other than on account of attribution under the Code from a Requesting Party.

Article VII
REIT MATTERS

Section 7.1         DHC Ownership. In order to assist DHC and ALR with compliance under Section 856(d)(3) of the Code (specifically with respect to an “independent contractor” being sufficiently unrelated from any real estate investment trust that engages it), the Requesting Parties agree to notify DHC and ALR of acquisition(s) of shares of beneficial interest of DHC that they or any of their Affiliates might make (or of any other event) that could reasonably be expected to cause the Requesting Parties to actually own or Constructively Own five percent (5%) or more of any class of shares of beneficial interest of DHC. The Requesting Parties agree to coordinate with DHC and ALR in respect of their compliance with Section 856(d)(3) of the Code to the extent reasonably requested by DHC or ALR, including the Requested Parties refraining, and causing their Affiliates to refrain, from an acquisition of shares of beneficial interest of DHC if such acquisition would cause the Requesting Parties to actually own or Constructively Own five percent (5%) or more of any class of shares of beneficial interest of DHC. For the avoidance of doubt, the Requesting Parties shall not be required pursuant to this Section 7.1 to divest any of the ALR Common Shares that they may own as of the date hereof or acquire pursuant to the Proposed Acquisition.

Section 7.2         Tax Classification of ALR. Through December 31, 2023, the Parties shall cooperate to maintain the federal tax classification of ALR as a corporation within the meaning of Section 7701(a)(3) of the Code that is not a disregarded entity under the Code.

Article VIII
MISCELLANEOUS

Section 8.1         Notices.

(a)             Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

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(b)             All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

(c)             All such notices shall be addressed,

If to any Requesting Party, to:

c/o ABP Trust
Two Newton Place
255 Washington Street
Suite 300
Newton, MA 02458
Attn: Jennifer B. Clark

Email:  jclark@rmrgroup.com

with copies (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
920 North King Street
Wilmington, DE 19801
Attn: Faiz Ahmad
Email:  Faiz.Ahmad@skadden.com

If to any DHC Party, to:

c/o Diversified Healthcare Trust
Two Newton Place
255 Washington Street
Newton, MA 02458
Attn: Jennifer F. Francis, President and Chief Executive Officer
Email:  jfrancis@rmrgroup.com

with copies (which shall not constitute notice) to:

Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109
Attn: Lindsey A. Getz
Facsimile: (617) 338-2480

Section 8.2         Assignment; Successors; Third Party Beneficiaries.

(a)              Assignment. Except as set forth in this Section 8.2, this Agreement and the rights, interests and obligations of any Person hereunder may not be assigned, transferred or delegated and any assignment or attempted assignment in violation of this Section 8.2 shall be void ab initio. This Agreement and the rights, interests and obligations of DHC hereunder may be assigned, transferred or delegated by DHC to a successor of DHC by operation of law or to a Person who succeeds to all or substantially all the assets of DHC, which successor or Person agrees in a writing delivered to each Requesting Party to be subject to and bound by all interests and obligations set forth in this Agreement.

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(b)             Successors. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Parties and the express third party beneficiaries of this Agreement and their respective successors and permitted assigns.

(c)              No Third Party Beneficiaries. Except as expressly provided in this Agreement (including pursuant to the consents to the grant by the ALR Board of the Ownership Limitation Exceptions granted pursuant to Section 2.1) with respect to ALR, the Collateral Persons and estates and spouses of Requesting Parties who are individuals, this Agreement is not intended to and does not confer any rights or remedies upon any Person other than the Parties. ALR and the Collateral Persons, by their acceptance of the benefits of this Agreement, agree to be bound by the terms of this Agreement.

Section 8.3         Prior Negotiations; Entire Agreement. This Agreement (including the documents and instruments referred to in this Agreement or entered into in connection therewith) constitute the entire agreement of the Parties and supersede all prior agreements, arrangements or understandings, whether written or oral, between the Parties with respect to the subject matter of this Agreement.

Section 8.4         Applicable Law; Arbitration. This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of the State of Maryland, with regard to its “choice of law” rules. Any “Dispute” (as such term is defined in the Management Agreement) under this Agreement shall be resolved through final and binding arbitration conducted in accordance with the procedures and with the effect of, arbitration as provided for in the Management Agreement.

Section 8.5         Severability. This Agreement shall be interpreted in such manner as to be effective and valid under applicable Law. If at any time subsequent to the date hereof, any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy in any respect, such provision will be enforced to the maximum extent possible given the intent of the Parties and the remaining provisions hereof shall remain in full force and effect.

Section 8.6         Fees and Expenses. The Requesting Parties shall pay all out-of-pocket fees and expenses (including attorneys’ fees) reasonably incurred and paid by DHC or DHC Holdings LLC in connection with the negotiation, preparation and execution of this Agreement and in connection with the consents and amendments described in Sections 2.1 and 5.1, or as otherwise agreed by DHC and the Requesting Parties, whether or not the Proposed Acquisition is consummated. Except as provided in the preceding sentence, all expenses incurred by the Parties shall be borne solely and entirely by the Party that has incurred the same.

Section 8.7         Counterparts. This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Party (including via facsimile or other electronic transmission), it being understood that each Party need not sign the same counterpart.

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Section 8.8         Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions of this Agreement may be waived, only by a written instrument signed by the Parties or, in the case of a waiver, by the Party waiving compliance; provided, no amendment to any provision of this Agreement that references ALR shall be binding on ALR without its written consent. No delay on the part of any Party or ALR in exercising any right, power or privilege pursuant to this Agreement shall operate as a waiver thereof, nor shall any waiver of the part of any Party or ALR of any right, power or privilege pursuant to this Agreement, nor shall any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement. The rights and remedies provided pursuant to this Agreement are cumulative and are not exclusive of any rights or remedies which any Party or ALR otherwise may have at Law or in equity.

Section 8.9         Further Assurances. At any time or from time to time after the date hereof, the Parties agree to cooperate with each other, and at the request of any other Party or ALR, to execute and deliver any further instruments or documents and to take all such further action as the other Party may reasonably request in order to evidence or effectuate the transactions contemplated hereby and to otherwise carry out the intent of the Parties hereunder.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed this Consent and Amendment Agreement as of the date first above written, effective as of the date first above written.

DHC PARTIES:

DIVERSIFIED HEALTHCARE TRUST

/s/ Jennifer F. Francis
By:	Jennifer F. Francis
Its:	President and Chief Executive Officer

DHC HOLDINGS LLC

/s/ Jennifer F. Francis
By:	Jennifer F. Francis
Its:	President and Chief Executive Officer

REQUESTING PARTIES:

ABP TRUST

/s/ Adam D. Portnoy
By:	Adam D. Portnoy
Its:	President

ABP ACQUISITION LLC

/s/ Adam D. Portnoy
By:	Adam D. Portnoy
Its:	President

ABP ACQUISITION 2 LLC

/s/ Adam D. Portnoy
By:	Adam D. Portnoy
Its:	President

/s/ Adam D. Portnoy
Adam D. Portnoy

[Signature Page to Consent and Amendment Agreement]

ALR:

For purposes of ARTICLE V only, and otherwise acknowledged by:

ALERISLIFE INC.

/s/ Jeffrey C. Leer
By:	Jeffrey C. Leer
Its:	President and Chief Executive Officer

[Signature Page to Consent and Amendment Agreement]